LIST OF OMITTED SCHEDULES/EXHIBITS TO PLAN AND AGREEMENT OF MERGER


     Schedule 3.1      Jurisdictions in which BlueStone is registered to do
                       business and list of Partnerships and Joint Ventures
     Schedule 3.4      Governmental Authorizations
     Schedule 3.5      Real Property
     Schedule 3.6      Material Tangible Personal Property
     Schedule 3.7      BlueStone Material Contracts
     Schedule 3.8      Intangibles
     Schedule 3.10     Exceptions regarding financial statements
     Schedule 3.11(a)  Exceptions to Tax Matters
     Schedule 3.11(c)  Exceptions to Tax Matters
     Schedule 3.14     List of Employees and Benefit Plans
     Schedule 3.14(d)  Labor Relations
     Schedule 3.14(g)  Collective bargaining agreements
     Schedule 3.15     Litigation
     Schedule 3.16     Exceptions to compliance with legal requirements
     Schedule 3.17     Exceptions to conduct of business in the ordinary course
     Schedule 3.19     Capitalization
     Schedule 3.21     Material Adverse Changes
     Schedule 3.22     Related Party Transactions
     Schedule 4.4      Capitalization
     Schedule 4.6      SEC Reports
     Insert to 4.6     HealthStar's 8-K/A filing
     Schedule 4.8      Absence of Undisclosed Liabilities
     Schedule 4.9(a)   Tax Matters
     Schedule 4.9(c)   Tax Matters
     Schedule 4.10     Material
                       Contracts


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     Schedule 4.11     Governmental Authorizations
     Schedule 4.12     Litigation
     Schedule 4.14     Insurance Policies
     Schedule 4.16     Employees and Benefit Plans
     Schedule 4.16(d)  Collective Bargaining Agreements
     Schedule 4.17     Relationships with Related Persons
     Schedule 4.18     Title to Properties

     Exhibit 2.1       Preferred Stock Designation
     Exhibit 7.1(a)    Certificate of Merger
     Exhibit 7.1(e)    Form of BRTG Opinion
     Exhibit 7.2(e)    Form of T&L Opinion